Exhibit 99.1

KLDiscovery Inc. Announces First Quarter 2024 Financial Results

Agreement in principle reached with debenture holders and term loan lender to reduce

Company’s long-term debt and strengthen financial position

Nebula adoption accelerating with Nebula revenue up 82% year-over-year

EDEN PRAIRIE, MN — May 08, 2024 — KLDiscovery Inc. (“KLDiscovery” or the “Company”), a leading global provider of electronic discovery, information governance and data recovery technology solutions, announced today that revenue for the first quarter ended March 31, 2024, was $80.2 million compared to $90.7 million in the first quarter of 2023. Net loss for the first quarter of 2024 was $(16.9) million compared to $(4.5) million in the first quarter of 2023.

EBITDA1 for the first quarter of 2024 was $7.4 million compared to $18.2 million in the first quarter of 2023. Adjusted EBITDA1 (which excludes stock-based compensation, acquisition financing and transaction costs and other items as described below) for the first quarter of 2024 was $10.6 million compared to $20.9 million in the first quarter of 2023.

As announced on May 02, 2024, KLDiscovery reached an agreement in principle with its principal convertible debenture holders and its principal term loan lender to significantly reduce the Company’s long-term debt and strengthen its financial position, enabling KLDiscovery to focus on its growth model and drive investment in its market-leading client solutions. This agreement in principle reflects the strong support of KLDiscovery’s debenture holders and term loan lender and positions the Company to continue its focus on investing in growth and technology-enabled services and software. This agreement in principle is subject to definitive documentation of the transaction.

“Nebula continues to be a powerful component of the KLD offering as we introduce new product capabilities and cross-sell Nebula to our existing clients,” said Christopher Weiler, CEO of KLDiscovery Inc. “Nebula is a steady component of our revenue base, now comprising 19% of our revenue inthe first quarter of 2024 compared to 9% in the first quarter of 2023. Nebula revenue includes $5.7 million for Nebula Processing Services within Nebula for non-Nebula hosted engagements. Activedata hosted in Nebula is up 24% and active users are up 11% compared to the same quarter in the prior year. Additionally, our Client Portal continues to deliver exceptional user experiences, further strengthening the bond between KLD and our customers.”

Weiler continued, “Last week, we reached an agreement in principle with our principal convertible debenture holders and our principal term loan lender, whoare both aligned with our vision, to significantly reduce our long-term debt and strengthenour financial position. With a solid capital structure, we will remain laser-focused on our clients and pushing forward with the exceptionally high levels of innovation and service that they have come to expect from KLD.”

2023-2024 Quarterly Results
(in millions)

	2023 (unaudited)				2024 (unaudited)
	Q1	Q2	Q3	Q4	Q1
Revenue	90.7	90.0	79.3	85.8	80.2
Net loss	(4.5)	(4.7)	(11.4)	(14.3)	(16.9)
Net loss per share (basic and diluted)	$(0.11)	$(0.11)	$(0.26)	$(0.33)	$(0.39)
Weighted average outstanding shares (basic and diluted)	42.9	43.0	43.1	43.1	43.1
EBITDA (Non-GAAP)	18.2	18.5	13.9	12.0	7.4
Adjusted EBITDA (Non-GAAP)	20.9	20.1	15.9	17.2	10.6

1 Non-GAAP measure. See “Non-GAAP Financial Measures” and “Reconciliation of Non-GAAP Financial Measures” below for additional information and a reconciliation to the most directly comparable GAAP measure.

Exhibit 99.1

Earnings Conference Call

Management will conduct a conference call at 8:30 AM ET on May 9, 2024, to discuss financial results for the first quarter of 2024. The audio portion of the conference call will be broadcast live over the Internet in the Investors section of KLDiscovery's website https://investors.kldiscovery.com.

To join the conference call by telephone, please register via the following link:

KLDiscovery Q1 2024 Financial Results Conference Call

Once registered, you will receive an email with Direct Entry and Registrant ID along with dial-in details. An audio recording of the conference call will be available for replay shortly after the call's completion and will remain available for two weeks following the call. To access the recorded conference call, please dial (800) 770-2030 (from the U.S. and Canada) or (647) 362-9199 (from all other countries) using access code 82270 or visit the Investors section of the KLD website.

KLDiscovery Inc.
Condensed Consolidated Statements of Comprehensive Loss (Unaudited)
(in thousands, except share and per share amounts)

	Three Months Ended March 31,
	2024	2023

Revenues	$80,172	$90,659
Cost of revenues	42,068	43,587
Gross profit	38,104	47,072
Operating expenses
General and administrative	18,147	17,301
Research and development	3,356	3,200
Sales and marketing	11,268	10,391
Depreciation and amortization	4,376	4,813
Total operating expenses	37,147	35,705
Income from operations	957	11,367
Other expenses
Change in fair value of Private Warrants	32	(191)
Interest expense	17,508	15,771
Loss before income taxes	(16,583)	(4,213)
Income tax provision	296	295
Net loss	$(16,879)	$(4,508)
Other comprehensive (loss) income, net of tax
Foreign currency translation	(1,912)	825
Total other comprehensive (loss) income, net of tax	(1,912)	825
Comprehensive loss	$(18,791)	$(3,683)
Net loss per share - basic and diluted	$(0.39)	$(0.11)
Weighted average shares outstanding - basic and diluted	43,086,267	42,920,321

Exhibit 99.1

Set forth below is a reconciliation of EBITDA and Adjusted EBITDA, which are non-GAAP measures, to net (loss), the most directly comparable GAAP measure. See “Non-GAAP Financial Measures” below for additional information on these measures, including why we believe they are useful to investors and certain limitations thereof.

KLDiscovery Inc.
Reconciliation of Non-GAAP Financial Matters
(In thousands)
(Unaudited)

	Three Months Ended March 31,
	2024	2023

Net loss	$(16,879)	$(4,508)
Interest expense	17,508	15,771
Income tax provision	296	295
Depreciation and amortization expense	6,454	6,610
EBITDA	$7,379	$18,168
Acquisition, financing and transaction costs	2,506	1,762
Stock compensation and other	747	834
Change in fair value of Private Warrants	32	(191)
Restructuring costs	(98)	163
Systems establishment costs	—	180
Adjusted EBITDA	$10,566	$20,916

Note:

•
Acquisition, financing and transaction costs generally represent earn-out payments, rating agency fees and letter of credit and revolving facility fees, as well as professional service fees and direct expenses related to acquisitions and public offerings and cost associated with reviewing potential alternative sources for cash or financing related to our debt maturities.
•
Stock compensation and other primarily represents portions of compensation paid to our employees and executives through stock-based instruments.
•
Change in fair value of Private Warrants relates to changes in the fair market value of the Private Warrants issued in conjunction with the December 2019 business combination.
•
Restructuring costs generally represent non-ordinary course costs incurred in connection with a change in a contract or a change in the makeup of our personnel often related to an acquisition, such as severance payments, recruiting fees and retention charges.
•
Systems establishment costs relate to non-ordinary course expenses incurred to develop our IT infrastructure, including system automation and enterprise resource planning system implementation.

Exhibit 99.1

KLDiscovery Inc.
Condensed Consolidated Balance Sheets
(in thousands, except share and per share data)

	March 31, 2024	December 31, 2023
	(unaudited)
Current assets
Cash and cash equivalents	$18,361	$15,351
Accounts receivable, net of allowance
for credit losses of $3,031 and $3,642, respectively	106,279	101,257
Prepaid expenses	18,866	15,787
Other current assets	1,806	1,585
Total current assets	145,312	133,980
Property and equipment
Computer software and hardware	61,762	61,731
Leasehold improvements	26,424	26,313
Furniture, fixtures and other equipment	2,162	2,262
Accumulated depreciation	(75,049)	(73,045)
Property and equipment, net	15,299	17,261
Operating lease right of use assets, net	9,045	10,078
Intangible assets, net	39,152	39,729
Goodwill	394,559	396,283
Other assets	7,539	8,262
Total assets	$610,906	$605,593
Current liabilities
Current portion of long-term debt, net	$565,691	$546,845
Accounts payable and accrued expense	31,944	25,957
Operating lease liabilities	5,416	5,906
Current portion of contingent consideration	650	650
Deferred revenue	3,094	3,181
Total current liabilities	606,795	582,539
Deferred tax liabilities	9,218	8,941
Long term operating lease liabilities	6,713	7,870
Other liabilities	2,123	2,176
Total liabilities	624,849	601,526
Commitments and contingencies
Stockholders' equity
Common stock
$0.0001 par value, 200,000,000 shares authorized, 43,086,267 issued and outstanding as of March 31, 2024 and December 31, 2023, respectively	4	4
Preferred Stock
$0.0001 par value, 1,000,000 shares authorized, zero issued and outstanding as of March 31, 2024 and December 31, 2023, respectively	—	—
Additional paid-in capital	396,242	395,461
Accumulated deficit	(410,833)	(393,954)
Accumulated other comprehensive income	644	2,556
Total stockholders' equity	(13,943)	4,067
Total liabilities and stockholders' equity	$610,906	$605,593

Exhibit 99.1

KLDiscovery Inc.
Condensed Consolidated Statements of Cash Flows (Unaudited)
(in thousands)

	Three Months Ended March 31, 2024	Three Months Ended March 31, 2023
Operating activities
Net loss	$(16,879)	$(4,508)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	6,454	6,610
Paid in kind interest	6,184	5,156
Stock-based compensation	747	833
Provision for losses on accounts receivable	1,110	797
Deferred income taxes	279	118
Change in fair value of Private Warrants	32	(191)
Changes in operating assets and liabilities:
Accounts receivable	(6,326)	(7,186)
Prepaid expenses and other assets	(2,179)	(7,018)
Accounts payable and accrued expenses	2,743	3,318
Deferred revenue	(66)	(975)
Net cash used in operating activities	(7,901)	(3,046)
Investing activities
Purchases of property and equipment	(3,011)	(2,072)
Net cash used in investing activities	(3,011)	(2,072)
Financing activities
Revolving credit facility draws	15,000	—
Payments for capital lease obligations	—	(533)
Payments on long-term debt	(750)	(750)
Net cash provided by (used in) financing activities	14,250	(1,283)
Effect of foreign exchange rates	(328)	117
Net increase (decrease) in cash	3,010	(6,284)
Cash at beginning of period	15,351	32,629
Cash at end of period	$18,361	$26,345
Supplemental disclosure:
Cash paid for interest	$11,352	$10,842
Net income taxes paid	$690	$263
Significant noncash investing and financing activities
Purchases of property and equipment in accounts payable and accrued expenses on the condensed consolidated balance sheets	$276	$751

Exhibit 99.1

Investor Contact:

Dawn Wilson

(703) 520-1498

dawn.wilson@kldiscovery.com

Media Contact:
Danny Zambito
(888) 811-3789
danny.zambito@kldiscovery.com

About KLDiscovery

KLDiscovery provides technology-enabled services and software to help law firms, corporations, and government agencies solve complex data challenges. With offices in 26 locations across 17 countries, KLDiscovery is a global leader in delivering best-in-class data management, information governance, and eDiscovery solutions to support the litigation, regulatory compliance, and internal investigation needs of clients. Serving clients for over 30 years, KLDiscovery offers data collection and forensic investigation, early case assessment, data processing, application software and data hosting for web-based document reviews, and managed document review services. In addition, through its global Ontrack data management business, KLDiscovery delivers world-class data recovery, disaster recovery, email extraction and restoration, data destruction, and tape management. KLDiscovery has been recognized as one of the fastest growing companies in North America by both Inc. Magazine (Inc. 5000) and Deloitte (Deloitte’s Technology Fast 500), and CEO Chris Weiler was a 2014 Ernst & Young Entrepreneur of the Year™. Additionally, KLDiscovery is a Relativity Certified Partner and maintains ISO/IEC 27001 Certified data centers around the world. Visit www.kldiscovery.com to learn more.

This press release includes “forward looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934 and the United States Private Securities Litigation Reform Act of 1995. All statements contained in this press release other than statements of historical facts, including, without limitation, statements regarding the benefits of KLDiscovery’s products and Client Portal for its clients and the benefits of the Company’s agreement in principle with its principal debenture holders and principal term loan lender are forward-looking statements. When used in this press release, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements.

These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside KLDiscovery’s management’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include: consequences of KLDiscovery’s substantial levels of indebtedness, including the pending maturity and potential acceleration thereof in June 2024, and its ability to repay its debt obligations as they become due or to secure alternative sources of financing; entry into definitive agreements with respect to and closing of a transaction in respect of the agreement in principle described above with KLDiscovery’s principal debenture holders and principal term loan lender; KLDiscovery’s potential failure to comply with privacy and information security regulations governing the client datasets it processes and stores; KLDiscovery’s ability to operate in highly competitive markets, and potential adverse effects of this competition; risk of decreased revenues if KLDiscovery does not adapt its pricing models; the ability to attract, motivate and retain qualified employees, including members of KLDiscovery’s senior management team; the ability to maintain a high level of client service and expand operations; potential issues with KLDiscovery’s product offerings that could cause legal exposure, reputational damage and an inability to deliver services; KLDiscovery’s ability to develop and successfully grow revenues from new products such as Nebula, improve existing products and adapt its business model to keep pace with industry trends; risk that KLDiscovery’s products and services fail to interoperate with third-party systems; potential unavailability of third-party technology that KLDiscovery uses in its products and services; potential disruption of KLDiscovery’s products, offerings, website and networks; difficulties resulting from KLDiscovery’s implementation of new consolidated business systems; the ability to deliver products and services following a disaster or business continuity event; disease or

Exhibit 99.1

similar public health threat, such as COVID-19; potential unauthorized use of our products and technology by third parties and/or data security breaches and other incidents; potential intellectual property infringement claims; and the ability to comply with various trade restrictions, such as sanctions and export controls, resulting from KLDiscovery’s international operations.

These risks and other factors discussed in the “Risk Factors” section of KLDiscovery’s Annual Report on Form 10-K and Quarterly Report on Form 10-Q filed with the Securities Exchange Commission (“SEC”) and any other reports KLDiscovery files with the SEC, could cause actual results to differ materially from those expressed or implied by forward-looking statements made by KLDiscovery or on our behalf.

Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results. All statements speak only as of the date made, and unless legally required, KLDiscovery undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Non-GAAP Financial Measures

We prepare financial statements in accordance with U.S. GAAP. We also disclose and discuss other non-U.S. GAAP financial measures such as EBITDA and adjusted EBITDA. Our management believes that these measures are relevant and provide useful supplemental information to investors by providing a baseline for evaluating and comparing our operating performance against that of other companies in our industry.

Our management believes EBITDA and Adjusted EBITDA reflect our ongoing operating performance because the isolation of non-cash charges, such as amortization and depreciation, and other items, such as interest, income taxes, equity compensation, acquisition and transaction costs, restructuring costs, systems establishment and costs associated with strategic initiatives which are incurred outside the ordinary course of our business, provides information about our cost structure and helps us to track our operating progress. We encourage investors and potential investors to carefully review our U.S. GAAP financial measures and compare them with our EBITDA and adjusted EBITDA. The non-U.S. GAAP financial measures that we use may not be comparable to similarly titled measures reported by other companies and in the future, we may disclose different non-U.S. GAAP financial measures in order to help our investors meaningfully evaluate and compare our results of operations to our previously reported results of operations or to those of other companies in our industry.

EBITDA and Adjusted EBITDA

We define EBITDA as net income (loss) plus interest (income) expense, income tax expense (benefit), extinguishment of debt, impairment losses, and depreciation and amortization. We view adjusted EBITDA as an operating performance measure and as such, we believe that the most directly comparable U.S. GAAP financial measure is net loss. In calculating adjusted EBITDA, we exclude from net loss certain items that we believe are not reflective of our ongoing business as the exclusion of these items allows us to provide additional analysis of the financial components of the day-to-day operation of our business. We have outlined below the type and scope of these exclusions:

•
Acquisition, financing and transaction costs generally represent earn-out payments, rating agency fees and letter of credit and revolving facility fees, as well as professional service fees and direct expenses related to acquisitions and public offerings and cost associated with reviewing potential alternative sources for cash or financing related to our debt maturities.
•
Because we do not acquire businesses or effect financings on a regular or predictable cycle, we do not consider the amount of these costs to be a representative component of the day-to-day operating performance of our business.
•
Stock compensation and other primarily represent portions of compensation paid to our employees and executives through stock-based instruments. Determining the fair value of the stock-based instruments involves a high degree of judgment and estimation and the expenses recorded may not align with the actual value realized upon the future exercise or termination of the related stock-based awards. Additionally, stock compensation is a non-cash expense. Therefore, we believe it is useful to exclude stock-based compensation to better understand the long-term performance of our core business.

Exhibit 99.1

•
Change in fair value of Private Warrants relates to changes in the fair market value of the Private Warrants issued in conjunction with the Business Combination. We do not consider the amount to be representative of a component of the day-to-day operating performance of our business.
•
Restructuring costs generally represent non-ordinary course costs incurred in connection with a change in a contract or a change in the makeup of our personnel often related to an acquisition, such as severance payments, recruiting fees and retention charges. We do not consider the amount of restructuring costs to be a representative component of the day-to-day operating performance of our business.
•
Systems establishment costs relate to non-ordinary course expenses incurred to develop our IT infrastructure, including system automation and enterprise resource planning system implementation. We do not consider the amount to be representative of a component of the day-to-day operating performance of our business.